Lehman Brothers 2008 Global Financial Services Conference September 9, 2008 Exhibit 99.1

FORWARD LOOKING STATEMENTS
The information contained in this presentation may include forward-looking statements which reflect Regions' current views with respect to future events and financial performance.
The Private Securities Litigation Reform Act of 1995 ("the Act") provides a safe harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results, or other developments. Forward-looking statements are based on management's expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements.
These risks, uncertainties and other factors include, but are not limited to, those described below:
Regions' ability to achieve the earnings expectations related to businesses that have been acquired, including its merger with AmSouth Bancorporation, or that may be acquired in the future.
Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
Regions’ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions’
business.
Regions' ability to keep pace with technological changes.
Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
Regions' ability to effectively manage interest rate risk, market risk, credit risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
The current stresses in the financial and residential real estate markets, including possible continued deterioration in residential property values.
The cost and other effects of material contingencies, including litigation contingencies.
The effects of increased competition from both banks and non-banks.
Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.
Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.
Possible changes in the creditworthiness of customers and the possible impairment of collectibility of loans.
The effects of geopolitical instability and risks such as terrorist attacks.
Possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.
Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
The effects of weather and natural disasters such as droughts and hurricanes.
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Regions assumes no obligation to update or revise any forward-looking statements that are made from time to time.

› Company Profile › Financial Performance › Credit Quality › Capital › Strategic Initiatives

Regions is Among the Largest U.S. Banks
›
Market Capitalization $7.5 billion
›
Assets $144 billion
›
Loans, net of unearned income $98 billion
›
Deposits $90 billion
›
Branches 1,936
›
ATMs 2,410
NOTE: As of June 30, 2008.

IA
IL
IN
MO
KY
VA
NC
TN
AR
SC
MS
AL
GA
TX
LA
FL
Regions Branches
Morgan Keegan Offices
Regions Insurance Group

Franchise Footprint
Source:  SNL DataSource and Regions as of June 30, 2007.
State Dep. ($B) Mkt. Share Rank
AL $18.2 25% #1
FL 17.7 5 #4
TN 16.7 16 #2
LA 7.6 10 #3
MS 6.2 15 #1
GA 5.5 3 #6
AR 4.3 9 #2
TX 3.0 1 #18
IL 2.4 1 #24
MO 2.3 2 #8
IN 2.0 2 #9
Other 2.4 — —

Regions compares
favorably in terms of
local market share
relative to other top 10
banking franchises
1 Deposit weighted by county. Excludes deposits from branches with > $10bn of deposits. Based on June 30, 2007 data.
16.6% Median
7.9 Citigroup
13.2 National City
14.3 SunTrust
16.0 JP Morgan Chase
16.4 Bank of America
16.6 U.S. Bancorp
17.2 Fifth Third
18.3 Wachovia
18.5 Regions
19.1 Wells Fargo
21.8% BB&T
Name
Weighted
Average
Market Share
(1)
Weighted Average Market Share

378 Office Locations
Profile
›
1,256 financial advisors
›
378 offices in 19 states
›
$74 billion of customer assets
›
$77 billion of trust assets
›
$69 million assets per financial advisor
Recognition
›
Ranked #1 underwriter of municipal bonds in the
Southeast
›
#11 book-running manager in U.S. ($8.6 billion,
445 issues)
›
6 analysts recognized as top-ranked stock pickers
and earnings estimators in the U.S.
Morgan Keegan – Among the Largest Regional Full-Service Brokerage and Investment
Banking Firms

Morgan Keegan – Continued Growth with its Brokerage
and Investment Banking Services
Revenue ($M) Pre-Tax Income ($M)
Financial Performance
Revenue Composition (2008)
Private
Client
26%
Fixed
Income
Capital
Markets
28%
Equity
Capital
Markets
10%
Regions
MK Trust
17%
Other
6%
Asset Mgmt
15%
$1,029
$1,300
$678
2006 2007 1stH 2008
$239
$262
$110
2006 2007 1stH 2008
As of June 30, 2008

› Continuation of net interest margin pressure › Solid fee income › Exceeding merger cost save targets › Credit metrics deteriorating › Strengthening capital Second Quarter Financial Performance

Initiatives to Mitigate Risk
› Exited subprime
› Shut down Regions Funding
› Segmented CRE and Small Business
› Shut down International Lending
› Focused on centrally managing our Homebuilder
portfolio
› Proactive management of home equity exposure

1.65%
0.53%
0.45%
0.27%
0.23%
0.86%
0.62%
0.62%
1.25%
0.90%
0.48%
0.37%
0.35%
0.22%
0.44%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2Q07 3Q07 4Q07 1Q08 2Q08
NPAs/Loans and OREO
Net Charge-Offs/Average Loans
Delinquent Loans (90+ Past Due)
Credit Quality Trends

REGIONS

Housing Units Sold in 000's
Median New Home Price

Source: US Census Bureau Reports
Decline in Housing Market
500
550
600
650
700
750
800
850
900
950
J07 F07 M07 A07 M07 J07 J07 A07 S07 O07 N07 D07 J08 F08 M08 A08 M08 J08
$200,000
$210,000
$220,000
$230,000
$240,000
$250,000
$260,000
$270,000
New Home Sales Median New Home Price

Regions

Pensacola
Fort Walton Beach
Tallahassee
Jacksonville
Panama City
Gainesville
Ocala
Daytona Beach
Lakeland/
Winter Haven
Orlando/
Kissimmee
Tampa/
St. Petersburg/
Clearwater
Melbourne/
Palm Bay
Titusville
Sarasota/
Bradenton/
Venice
Fort Pierce/
Port. St. Lucia
Punta Gorda
West Palm Beach/
Boca Raton
Fort Myers/
Cape Coral
Naples/
Marco Island
Fort Lauderdale
Miami
2Q07 – 2Q08 Sale Prices
Single Family Homes
YELLOW = < 10% Decline
ORANGE = 10% – 20% Decline
RED = > 20% Decline

Source: Florida Association of Realtors Florida Housing declines by MSA

Areas of Focus › Commercial Real Estate › Homebuilders › Condominiums › Home Equity

Residential Homebuilder Portfolio - $5.8 billion
Geographic Breakdown
1 Central consists of Alabama, Georgia, and South Carolina
2 Midsouth consists of North Carolina, Virginia and Tennessee
3 Midwest consists of Arkansas, Illinois, Indiana, Iowa, Kentucky, Missouri, and Texas
4 Southwest consists of Louisiana and Mississippi
As of June 30, 2008.
($ in millions)
0
600
1,200
1,800
2,400
Central Florida Midsouth Midwest Southwest Other
Accruing Non-accruing

Action Plan – Residential Homebuilder
› Increased Special Asset staffing levels
› Established Distressed Loan Disposition program
› Increased Credit Servicing programs
› Homebuilder monthly reporting
› Condo quarterly status reporting
› Quarterly CRE Retail Portfolio Review
› Centralized Homebuilder Portfolio Management
› Tightened credit policy
› CRE Lending and Credit Specialists

Residential Homebuilder Portfolio - $5.8 billion 5 5.5 6 6.5 7 7.5 4th Quarter 2007 1st Quarter 2008 2nd Quarter 2008

$ in millions Aggressive Condo Exposure Management Reduction of 44% since the merger 1000 1200 1400 1600 1800 2000 2200 2400 Nov 06 (merger) 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08

Example of a Home Equity ‘Value’ Charge-off
If the first mortgage holder forecloses, there is no value left to satisfy our
Home Equity loan.  We must charge off our balance of $140,000.
At Origination Today
Appraised Value 1,000,000 $      600,000 $
Less:  First Mortgage 600,000 $         600,000 $
Equity Remaining 400,000 $         - $
Less:  Home Equity Loan 140,000 $         140,000 $
Equity Remaining 260,000 $         (140,000) $
Combined Loan-to-Value 74% 123%

Florida –
$5.4B
All Other States -
$10B
NCO %
0.50
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
$1.9
1st
Lien
2nd
Lien
$3.5
$4.5
1st
Lien
2nd
Lien
$5.5
Note: Bar height represents charge-off percentage and
width represents ending balances as of June 30, 2008.
$ Balances
(billions)
Home Equity Portfolio - $15.4 billion

Action Plan – Home Equity
› Florida home equity collections managed by a
dedicated group
› Collection calls start at Day 5 for Florida
› Payment hardship tools available on regions.com
› DVD sent to customers asking them to contact us
› Select Florida branches calling high risk customers
› Enhanced loss mitigation process

Capital Management
Strategy
› Maintenance of strong capital levels commensurate with franchise profile and current operating environment
› Emphasis on risk-weighted (Tier 1) and tangible capital ratios
› Remain opportunistic with respect to new non-dilutive issuances
Recent Actions
› Reduced dividend to preserve capital
› Expected to add 65 bps/year
› Issuances
› Regions Financial – April 2008 - 8.875% Retail Enhanced Trust
Preferred - $345 million
› Regions Bank – May 2008 – 7.50% Subordinated Note - $750
million

Five Corporate-wide Strategic Initiatives
›
Leverage full depth of Morgan Keegan capabilities among all
Lines of Business
›
Grow the emerging and mass affluent customer segment
through a fully integrated approach
›
Increase core customer deposits to optimize the profitability of balance sheet growth
›
Enhance overall company productivity
›
Deliver reliable, consistent service quality across all Lines of Business to improve customer satisfaction and retention
New Efficiency and Effectiveness Initiative
New Revenue Initiative

›
Growth driven by strategic initiatives
› Relatively neutral balance sheet positioning
› Strong Morgan Keegan contribution
› Merger opportunities mitigate industry downturn,
allow for increased operating leverage
› Exceeding merger-related cost saves
› Continued strong liquidity and capital ratios
Well Positioned Despite Challenging Environment

* * * *